UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  October 3, 2016

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street
Cincinnati, OH 45202
(Address of principal executive offices)

Registrant’s telephone number: (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 13, 2013, The Kroger Co. filed Registration Statement No. 333-192842 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415 registering an indeterminate amount of securities (the “Registration Statement”).  Pursuant to a Prospectus Supplement dated September 26, 2016, The Kroger Co. is issuing $500,000,000 of debt securities denominated 1.500% Senior Notes due 2019; $750,000,000 of debt securities denominated 2.650% Senior Notes due 2026; and $500,000,000 of debt securities denominated 3.875% Senior Notes due 2046 (collectively, the “Notes”).

Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of debt securities.  In connection with the issuance of the Notes, the Registrant has executed an Underwriting Agreement and a Pricing Agreement each dated as of September 26, 2016, among The Kroger Co., Citigroup Global Markets Inc., Goldman, Sachs & Co., Wells Fargo Securities, LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., PNC Capital Markets LLC, Santander Investment Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., Mizuho Securities USA Inc., RBC Capital Markets, LLC, U.S. Bancorp Investments, Inc., The Williams Capital Group, L.P., and CastleOak Securities, L.P. The Underwriting Agreement is attached hereto as Exhibit 1.1 and the Pricing Agreement is attached hereto as Exhibit 1.1.1.

The form of Indenture for the Notes was filed as Exhibit 4.1 to the Registration Statement.

The Thirty-Eighth Supplemental Indenture, relating to the 1.500% Senior Notes due 2019, dated as of October 3, 2016, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, between The Kroger Co. and Firstar Bank, National Association, as Trustee. The Thirty-Eighth Supplemental Indenture is attached hereto as Exhibit 4.3.1.

The Thirty-Ninth Supplemental Indenture, relating to the 2.650% Senior Notes due 2026, dated as of October 3, 2016, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, between The Kroger Co. and Firstar Bank, National Association, as Trustee. The Thirty-Ninth Supplemental Indenture is attached hereto as Exhibit 4.3.2.

The Fortieth Supplemental Indenture, relating to the 3.875% Senior Notes due 2046, dated as of October 3, 2016, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, between The Kroger Co. and Firstar Bank, National Association, as Trustee. The Fortieth Supplemental Indenture is attached hereto as Exhibit 4.3.3.

An opinion of Christine S. Wheatley, Esq., including her consent, is attached hereto as Exhibit 5.1. An opinion of Freshfields Bruckhaus Deringer US LLP, including its consent, is attached hereto as Exhibit 5.2.

The Kroger Co. expects to use the net proceeds of this offering to refinance long-term indebtedness that matures in October 2016 and January 2017 (as described below) and for general corporate purposes.

On October 3, 2016, The Kroger Co. notified U.S. Bank National Association, the  trustee of its 2.20% Senior Notes due 2017 (the “2017 Notes”), of its election to redeem the full $450,000,000 aggregate principal amount of 2017 Notes outstanding, and instructed the trustee to provide notice of such redemption to the holders of the 2017 Notes. The 2017 Notes are redeemable at a redemption price that includes a make-whole premium, plus accrued and unpaid interest to but not including the redemption date of November 2, 2016. Upon completion of the redemption, none of the 2017 Notes will remain outstanding.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of September 26, 2016, among The Kroger Co., Citigroup Global Markets Inc., Goldman, Sachs & Co., Wells Fargo Securities, LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., PNC Capital Markets LLC, Santander Investment Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., Mizuho Securities USA Inc., RBC Capital Markets, LLC, U.S. Bancorp Investments, Inc., The Williams Capital Group, L.P., and CastleOak Securities, L.P.

1.1.1

Pricing Agreement, dated as of September 26, 2016, among The Kroger Co., Citigroup Global Markets Inc., Goldman, Sachs & Co., Wells Fargo Securities, LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., PNC Capital Markets LLC, Santander Investment Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., Mizuho Securities USA Inc.,

RBC Capital Markets, LLC, U.S. Bancorp Investments, Inc., The Williams Capital Group, L.P., and CastleOak Securities, L.P.

4.3.1

Thirty-Eighth Supplemental Indenture, relating to the 1.500% Senior Notes due 2019, dated as of October 3, 2016, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee.

4.3.2

Thirty-Ninth Supplemental Indenture, relating to the 2.650% Senior Notes due 2026, dated as of October 3, 2016, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee.

4.3.3

Fortieth Supplemental Indenture, relating to the 3.875% Senior Notes due 2046, dated as of October 3, 2016, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee.

5.1	Opinion of Christine S. Wheatley, Esq.

5.2	Opinion of Freshfields Bruckhaus Deringer US LLP.

23.1	Consent of Christine S. Wheatley, Esq., which is contained in her opinion filed as Exhibit 5.1.

23.2	Consent of Freshfields Bruckhaus Deringer US LLP, which is contained in its opinion filed as Exhibit 5.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

October 3, 2016	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Group Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of September 26, 2016, among The Kroger Co., Citigroup Global Markets Inc., Goldman, Sachs & Co., Wells Fargo Securities, LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., PNC Capital Markets LLC, Santander Investment Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., Mizuho Securities USA Inc., RBC Capital Markets, LLC, U.S. Bancorp Investments, Inc., The Williams Capital Group, L.P., and CastleOak Securities, L.P.

1.1.1

Pricing Agreement, dated as of September 26, 2016, among The Kroger Co., Citigroup Global Markets Inc., Goldman, Sachs & Co., Wells Fargo Securities, LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., PNC Capital Markets LLC, Santander Investment Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., Mizuho Securities USA Inc., RBC Capital Markets, LLC, U.S. Bancorp Investments, Inc., The Williams Capital Group, L.P., and CastleOak Securities, L.P.

4.3.1

Thirty-Eighth Supplemental Indenture, relating to the 1.500% Senior Notes due 2019, dated as of October 3, 2016, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee.

4.3.2

Thirty-Ninth Supplemental Indenture, relating to the 2.650% Senior Notes due 2026, dated as of October 3, 2016, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee.

4.3.3

Fortieth Supplemental Indenture, relating to the 3.875% Senior Notes due 2046, dated as of October 3, 2016, between The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee.

5.1	Opinion of Christine S. Wheatley, Esq.

5.2	Opinion of Freshfields Bruckhaus Deringer US LLP.

23.1	Consent of Christine S. Wheatley, Esq., which is contained in her opinion filed as Exhibit 5.1.

23.2	Consent of Freshfields Bruckhaus Deringer US LLP, which is contained in its opinion filed as Exhibit 5.2.